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Scudder International Fund

Classes A, B, C and I

Semiannual Report

February 28, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder International Fund	Nasdaq Symbol	CUSIP Number
Class A	SUIAX	811165-810
Class B	SUIBX	811165-794
Class C	SUICX	811165-786
Class I	SUIIX	811165-778

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary February 28, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder International Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	-11.56%	-22.56%	-3.15%	2.56%	6.35%
Class B(a)	-11.93%	-23.15%	-3.87%	1.78%	5.52%
Class C(a)	-11.93%	-23.14%	-3.86%	1.80%	5.55%
MSCI EAFE & Canada Index+	-8.00%	-18.63%	-5.16%	.54%	4.69%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/02	$ 35.37	$ 35.08	$ 35.07
8/31/01	$ 40.03	$ 39.83	$ 39.82
Distribution Information: Six Months: Income Dividends	$ .02	$ -	$ -

Class A Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	576	of	762	76

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

* Lipper, Inc. rankings are based on total return unadjusted for sales charges. If sales charges had been included, results might have been less favorable.
a On December 29, 2000 the Fund began offering additional classes of shares, namely the Class B and Class C. In addition, Class R shares were redesignated as Class A shares. Returns shown for Class A prior to August 2, 1999 and prior to December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder International Fund - Class A(c) -- MSCI EAFE & Canada Index+

Yearly periods ended February 28

Comparative Results (Adjusted for Sales Charge)
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,298	$8,563	$10,697	$17,452
	Average annual total return	-27.02%	-5.04%	1.36%	5.73%
Class B(c)	Growth of $10,000	$7,454	$8,739	$10,850	$17,119
	Average annual total return	-25.46%	-4.39%	1.65%	5.52%
Class C(c)	Growth of $10,000	$7,686	$8,887	$10,931	$17,156
	Average annual total return	-23.14%	-3.86%	1.80%	5.55%
MSCI EAFE & Canada Index+	Growth of $10,000	$8,137	$8,531	$10,273	$15,822
	Average annual total return	-18.63%	-5.16%	.54%	4.69%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
b The fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A shares from August 2, 1999 to December 29, 2000 reflect Class R performance adjusted for the maximum sales charge. Returns prior to August 2, 1999 for Class A shares, and prior to December 29, 2000 for Class B and Class C shares, are from the historical performance of Class S shares of Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

March 6, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of March 6, 2002, and may not actually come to pass.

Portfolio Management Review

The first month of the semiannual period (September) was indeed the worst; the tragedy of September 11 only magnified existing international economic difficulties. During the remaining months through February 28, 2002, however, the international equity markets regained considerable ground. Below, Lead Portfolio Manager Irene Cheng and Portfolio Manager Marc Slendebroek comment on Scudder International Fund's performance within this context.

Q: Will you describe the investment environment for the six-month period ended February 28, 2002?

A: The events of September 11 in the United States cast a spotlight on the severity the world's economic problems already in place, including the summer's series of disappointing earnings announcements and corporate layoffs. However, the U.S. Federal Reserve and its counterparts around the world reacted swiftly in the weeks following September 11 by lowering interest rates in an apparently coordinated effort. Their goal was to encourage consumers and companies to continue spending through loans and credit. Such spending helps keep capital flowing through the financial system and can ultimately stimulate the economy. Global equity markets in general rebounded in response to this quick and forceful reaction from global policy makers. Confidence in global economic growth has shown a remarkable comeback since the attacks. Of the major international stock markets, Japan's was the last to show signs of recovery. The global economic slowdown had hit Japan especially hard in part because of the already fragile state of its domestic economy. For these reasons, that market performed more favorably only in the final months of the semiannual period.

Q: How did Scudder International Fund perform in this environment?

A: Scudder International Fund declined 11.56 percent (Class A shares unadjusted for sales charge) for the six months ended February 28, 2002. Our benchmark, the MSCI EAFE+Canada Index, was also in the red, with a negative return of 8.00 percent for the same period. The MSCI EAFE+Canada Index (Morgan Stanley Capital International Europe, Australia, the Far East and Canada Index) is an unmanaged index that combines the stocks included in the MSCI EAFE Index and those included in the MSCI Canada Index.

International markets and most international funds have struggled over the past year. However, the fund maintains a positive long-term record relative to its peers, ranking well above the Lipper average for the three-, five- and 10-year periods for Class S shares, those shares with the longest history.1

1 Scudder International Fund (Class S shares) ranked 551, 229, 96, and 21 for the 1-, 3-, 5-, and 10-year periods as of 2/28/02. There were 762, 559, 374, and 70 funds, respectively, in Lipper's international funds category. Ranking is based on the fund's total return during the period cited. Performance includes reinvestment and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of 2/28/02.

During the period under review, we began shifting the portfolio to companies whose performance is more responsive to economic activity, such as technology-related businesses, and this helped performance. We began the more offensive posturing in the middle of the period, and our stock picks were primarily driven by attractive stock prices. As a result, the portfolio benefited from exposure to semiconductor stocks, especially in Korea and Taiwan, with Samsung Electronics (2.8 percent of the portfolio at period end) as a solidly performing example. The fund's exposure to the basic materials sector also continued to generate strong returns as there is more and more evidence that the industry downturn may not be as deep as originally anticipated (industrial production and construction and hence the use of basic materials tends to decline in times of economic standstill, which was the original fear).

The fund's investments in Japan hurt performance the most, as they have for the broader 12-month period. This was particularly true in the financials sector, where despite our having successfully avoided the local banks, several of the fund's brokerage and real estate holdings (subcategories of the financials sector) did not perform well during the period. We trimmed the portfolio's exposure to these sectors as concerns about Japan's financial system and the slumping stock market overwhelmed the positive long-term prospects for these investments. We do not intend to turn away from these sectors entirely, however. We believe that the nation's leading brokerages will increasingly play a more active role in arranging financing for businesses. This trend would mirror similar developments in the United States and Europe.

The fund's exposure to the real estate sector is based on attractive prices, particularly compared with what prime Japanese real estate would be worth in a more normal economic environment. There are also important structural changes taking place in the Japanese property market, as recently highlighted by regulatory changes enabling the introduction of REITs (real estate investment trusts). REITs, which can be more easily and more frequently traded than real estate, can attract money flows into the sector.

Our rationale for the fund's exposure to Japan remains intact. As in the region overall, there are many strong companies with attractively priced stock. Moreover, we believe that a number of Japan's current problems are directly related to the downturn in the global economy and are of a cyclical - and thus temporary - nature. Japanese companies have also taken advantage of the recent downturn to restructure their businesses, which should enhance their ability to generate profits. Over the past year, we increased the portfolio's exposure to blue-chip exporting companies in Japan such as Sony (1.4 percent of the portfolio at period end) and Honda (0.8 percent), which stand to benefit greatly from the international economic recovery and increased demand, as well as from a weakening of the yen exchange rate. We have also simultaneously reduced portfolio holdings in a number of more domestically oriented issues. Our patience with respect to the portfolio's Japanese holdings was rewarded as the market rose sharply toward the end of the reporting period.

Overall, our core investment process remains unchanged, with a continued focus on security selection. As always, we emphasize companies that are benefiting from long-term changes, as we would expect them to show good resilience even if economic prospects remain uncertain for a more prolonged period.

Q: Given all the positive economic signs in recent weeks, is it safe to characterize your outlook for international equity markets as optimistic?

A: Clearly we've been concerned about the problems facing Japan, but we believe that an improving global economic environment and attractive stock prices will help to stabilize the region's economy and investor sentiment. This should lead to positive equity market returns. In Europe, budget constraints prevent the European Central Bank and the Bank of England from moving as aggressively on the fiscal front as the United States, but Europe is nonetheless projected to grow by 1.5 percent this year. What's more, Europe is not burdened by the imbalances that characterize the U.S. financial system, such as high levels of debt among both consumers and corporations. Stock market valuations have grown very attractive, on a historical basis and relative to the United States. Pension reform and tax reform continue to move forward, which also creates a positive backdrop for stocks. Finally, the imperative for merger and restructuring activity remains strong.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2002

Geographical (Excludes Cash Equivalents)	2/28/02	8/31/01

Europe	72%	75%
Japan	17%	19%
Pacific Basin	9%	4%
Canada	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/28/02	8/31/01

Financial	17%	22%
Manufacturing	17%	12%
Energy	9%	11%
Technology	9%	7%
Consumer Staples	7%	9%
Health	7%	8%
Communications	6%	5%
Metals and Minerals	6%	3%
Service Industries	5%	5%
Consumer Discretionary	3%	5%
Other	14%	13%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2002 (23.1% of Portfolio)
1. BP PLC Provider of oil and natural gas	3.1%
2. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	2.8%
3. Total Fina Elf SA Provider of oil and natural gas	2.6%
4. Aventis SA Manufacturer of life science products	2.3%
5. BNP Paribas SA Provider of banking services	2.3%
6. Shell Transport & Trading Co., PLC Provider of oil and natural gas	2.1%
7. E.On AG Distributor of oil and chemicals	2.0%
8. GlaxoSmithKline PLC Developer of vaccines and health related consumer products	2.0%
9. Canadian National Railway Co. Operator of railroads	2.0%
10. Vodafone Group PLC Provider of mobile telecommunication services	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002

	Shares	Value ($)
Common Stocks 96.2%
Australia 2.8%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	8,083,305	49,285,514
WMC Ltd. (Developer of varied mineral products)	5,932,004	29,450,264
		78,735,778
Belgium 0.9%
Dexia Strip VVPR* (Supplier of municipal lending services)	80,150	696
Interbrew (Operator of brewing business)	909,000	24,682,200
		24,682,896
Canada 2.0%
Canadian National Railway Co. (Operator of railroads)	1,079,760	54,405,780
Denmark 0.8%
Novo Nordisk A/S "B" (Producer of pharmaceuticals with a specialty in diabetic treatment)	595,000	23,196,271
Finland 1.5%
Sonera Oyj* (Provider of telecommunication services)	2,481,800	11,644,759
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	1,045,800	13,630,439
UPM-Kymmene Oyj (Manufacturer of paper and pulp products)	469,000	16,748,836
		42,024,034
France 18.1%
Aventis SA (Manufacturer of life science products)	871,122	64,905,734
BNP Paribas SA (Provider of banking services)	1,298,044	63,217,161
Compagnie Generale d'Industrie et de Participations (Producer of automobile components, diagnostic equipment and abrasive pellets)	183,962	6,051,718
Credit Lyonnais SA (Provider of diversified banking services)	835,332	27,726,333
Eurotunnel SA* (Designer, financier and constructor of the Eurotunnel)	27,496,156(d)	24,130,333
Groupe Danone (Producer of food products)	171,318	19,798,149
Lafarge SA* (Supplier of various building materials)	361,566	31,259,399
Pechiney SA "A" (Manufacturer of aluminum products as well as other specialty metals)	178,087	9,207,021
Publicis Groupe (Provider of various advertising services)	329,635	8,741,537
Renault SA (Manufacturer of automobiles, buses, industrial and agricultural vehicles)	499,106	21,792,086
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	408,260	26,924,557
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	872,297	43,960,470
Societe Generale "A" (Provider of banking services)	481,102	28,593,230
Suez SA (Builder of water treatment plants)	1,567,486	43,856,049
Technip-Coflexip SA* (Designer and manufacturer of industrial facilities)	82,419	10,412,660
Total Fina Elf SA (Provider of oil and natural gas)	480,259	70,898,794
		501,475,231
Germany 13.1%
Allianz AG (Registered) (Provider of multi-line insurance services)	128,476	28,890,576
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	177,285	8,903,685
BASF AG (Producer of chemical products)	1,077,497	41,709,380
Bayer AG (Producer of chemical products)	1,355,579	43,227,573
Beiersdorf AG (Supplier of disposable medical products)	80,636	8,933,242
Deutsche Bank AG (Registered) (Provider of financial services) (b)	307,026	18,220,732
E.On AG (Distributor of oil and chemicals)	1,149,309	56,522,739
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses)	111,667	4,802,861
KarstadtQuelle AG (Operator of department stores)	400,023	14,250,785
MAN AG (Operator of a commodities trading company)	410,564	9,667,632
Metro AG (Operator of building, clothing, electronic and food stores)	637,744	21,112,580
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	73,541	17,987,793
SAP AG (Manufacturer of computer software)	234,206	32,153,264
Schering AG (Producer of pharmaceuticals and industrial chemicals)	168,500	10,116,911
Siemens AG (Manufacturer of electrical and electronic equipment)	811,056	48,132,842
		364,632,595
Italy 3.3%
ENI SpA (Provider of oilfield and engineering services)	2,448,400	33,698,262
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	2,595,350	28,053,450
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	2,498,650	29,309,550
		91,061,262
Japan 16.2%
Asahi Glass Co., Ltd. (Manufacturer of a variety of glass products)	3,368,000	18,752,419
Canon, Inc. (Producer of visual image and information equipment)	796,000	27,938,185
Dai Nippon Printing Co., Ltd. (Provider of printing services for commercial and industrial use)	514,000	4,950,556
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	2,008,000	12,187,001
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	524,900	21,015,641
Ito-Yokado Co., Ltd. (Operator of leading supermarkets)	230,000	9,243,031
Matsushita Communication Industrial Co., Ltd. (Manufacturer of mobile and car audio telecommunication equipment)	296,000	10,101,104
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	1,713,000	20,780,341
Mitsubishi Corp. (Operator of a general trading company)	2,896,000	20,133,837
Mitsui & Co., Ltd.* (Operator of a general trading company)	3,551,000	19,824,479
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	2,633,000	19,586,170
Nippon Unipac Holding (Manager and controller of subsidiaries which manufacture paper and pulp products)	2,045	10,268,999
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles)	7,095,000	46,353,115
Nomura Holdings, Inc. (Provider of financial services)	2,144,000	24,548,700
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment)	1,807	18,796,857
OJI Paper Co., Ltd. (Manufacturer of paper and paper goods)	2,188,000	10,528,599
Rohm Company Ltd. (Manufacturer of custom linear integrated circuits and semiconductor devices)	67,000	9,702,152
Sankyo Co., Ltd. (Producer of pharmaceuticals)	1,710,000	25,018,148
Sega Corp.* (Maker of commercial amusement equipment)	721,000	11,277,007
Sharp Corp. (Manufacturer of consumer and industrial electronics)	2,995,000	35,861,553
SMC Corp. (Manufacturer of pneumatic equipment)	141,800	15,790,339
Sony Corp. (Manufacturer of consumer electronic products)	873,300	39,735,558
Sumitomo Mitsui Banking Corp. (Provider of banking services)	200	742
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	434,000	17,636,071
		450,030,604
Korea 4.2%
Kookmin Bank (Provider of commercial banking services)	700,700	30,763,217
Pohang Iron & Steel Co., Ltd. (Manufacturer of steel)	92,230	10,245,447
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	294,760	76,662,633
		117,671,297
Netherlands 5.0%
ASML Holding NV* (Developer of photolithography projection systems)	909,600	18,731,336
DSM NV (Manufacturer of chemicals)	477,000	18,406,411
Elsevier NV (Publisher of scientific, professional, business and consumer information books)	1,430,440	18,395,065
Gucci Group NV (New York shares) (Designer and producer of personal luxury accessories and apparel)	234,780	20,261,514
Heineken NV (Producer of alcoholic beverages)	422,200	17,274,953
IHC Caland NV (Supplier of materials for offshore oilfields)	185,200	9,510,392
Koninklijke KPN NV* (Provider of telecommunication services)	3,347,300	16,054,755
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	666,293	19,840,349
		138,474,775
Spain 2.3%
Industria de Diseno Textil SA* (Manufacturer and retailer of apparel)	1,246,582	24,544,304
Telefonica SA (Provider of telecommunication services)	3,325,406	38,949,737
		63,494,041
Sweden 1.1%
Telefonaktiebolaget LM Ericsson "B" (Producer of advanced systems and products for wired and mobile communications)	7,224,100	30,870,743
Switzerland 5.8%
Credit Suisse Group* (Provider of universal banking services)	374,208	12,986,596
Nestle SA (Registered) (Producer and seller of food products)	212,071	47,044,975
Novartis AG (Registered) (Manufacturer of pharmaceutical and nutrition products)	367,341	14,014,453
Serono SA "B" (Developer and marketer of biotechnology products)	22,669	17,203,436
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	154,895	13,986,365
Syngenta AG (Registered) (Producer of seeds and chemicals)	371,566	20,601,202
UBS AG (Registered)* (Provider of commercial and investment banking services)	775,733	36,039,681
		161,876,708
Taiwan 1.8%
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	144	657
Taiwan Semiconductor Manufacturing Co., Ltd. (Manufacturer of integrated circuits and other semiconductor devices)	17,591,400	41,143,605
United Microelectronics Corp., Ltd. (Manufacturer of integrated circuits)	7,353,000	9,374,760
		50,519,022
United Kingdom 17.3%
Anglo American PLC (Producer of mining and natural resources products)	872,053	14,843,887
BAE Systems PLC (Producer of military aircraft)	2,985,305	13,454,810
BP PLC (Provider of oil and natural gas)	10,481,854	86,535,793
Compass Group PLC (Operator of an international food service group)	2,284,826	15,608,527
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	2,254,908	55,096,984
J Sainsbury PLC (Distributor of food)	6,005,969	35,602,523
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	2,873,525	25,800,216
Reuters Group PLC (Provider of international news and information)	1,745,470	12,962,997
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	2,472,626	49,833,314
Royal Bank of Scotland Group PLC (Provider of wide range of financial services)	1,871,693	45,945,633
Shell Transport & Trading Co., PLC (Provider of oil and natural gas)	8,381,619	58,445,995
Tesco PLC (Operator of food stores)	3,785,873	13,521,607
Vodafone Group PLC (Provider of mobile telecommunication services)	28,286,225	53,620,458
		481,272,744
Total Common Stocks (Cost $2,518,776,726)		2,674,423,781

Warrants 0.0%
France
Cap Gemini SA* (Provider of computer software) (Cost $546,838)	238,737	70,529

	Principal Amount ($)	Value ($)
Participating Loan Notes 0.3%
Luxembourg
Eurotunnel Finance Ltd., Step-up Coupon 1.0% to 12/31/2005, 1.0% plus 26.45% of net available cash flows to 4/30/2040 (Provider of finances for the Eurotunnel project) (Cost $13,351,889)	10,250(e)	9,485,133
Repurchase Agreements 3.2%
Salomon Smith Barney, 1.89% to be repurchased at $87,793,609 on 3/1/2002 (c) (Cost $87,789,000)	87,789,000	87,789,000
Commercial Paper 0.3%
Federal Home Loan Bank, 1.8%**, 3/1/2002 (Cost $7,114,000)	7,114,000	7,114,000
Total Investment Portfolio - 100.0% (Cost $2,627,578,453) (a)		2,778,882,443

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $2,634,083,865. At February 28, 2002, net unrealized appreciation for all securities based on tax cost was $144,798,578. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $320,070,731 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $175,272,153.
(b) Affiliated issuer (see Notes to Financial Statements).
(c) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(d) Represents number of units.
(e) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2002
Assets
Investments in securities, at value (cost $2,627,578,453)	$ 2,778,882,443
Cash	717
Foreign currency, at value (cost $6,498,083)	6,495,982
Receivable for investments sold	11,646,108
Dividends receivable	1,376,078
Interest receivable	4,609
Receivable for Fund shares sold	2,165,742
Foreign taxes recoverable	5,018,476
Unrealized appreciation on forward foreign currency exchange contracts	12,381,646
Total assets	2,817,971,801
Liabilities
Payable for investments purchased	6,912,834
Payable for Fund shares redeemed	7,935,683
Accrued management fee	1,404,028
Other accrued expenses and payables	1,114,703
Total liabilities	17,367,248
Net assets, at value	$ 2,800,604,553
Net Assets
Net assets consist of: Accumulated net investment loss	(6,714,458)
Net unrealized appreciation (depreciation) on: Investments	151,303,990
Foreign currency related transactions	12,230,554
Accumulated net realized gain (loss)	(1,181,144,595)
Paid-in capital	3,824,929,062
Net assets, at value	$ 2,800,604,553

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($29,194,332 / 822,074 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 35.51
Class S Net Asset Value, offering and redemption price (a) per share ($2,364,890,578 / 66,596,043 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 35.51
Class A Net Asset Value and redemption price per share ($284,841,065 / 8,052,197 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 35.37
Maximum offering price per share (100 / 94.25 of $35.37)	$ 37.53
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($73,407,955 / 2,092,825 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 35.08
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,500,607 / 784,068 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 35.07
Barrett International Shares Net Asset Value, offering and redemption price per share ($1,724,704 / 48,410 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 35.63
Class I Net Asset Value, offering and redemption price per share ($19,045,312 / 538,527 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 35.37

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,327,290)	$ 10,380,210
Interest	773,897
Total Income	11,154,107
Expenses: Management fee	10,490,851
Administrative fee	5,878,087
Distribution service fees	886,849
Directors' fees and expenses	33,048
Other	114,581
Total expenses	17,403,416
Net investment income (loss)	(6,249,309)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(518,537,963)
Foreign currency related transactions	(6,234,658)
(524,772,621)
Net unrealized appreciation (depreciation) during the period on: Investments	109,963,302
Foreign currency related transactions	11,717,384
121,680,686
Net gain (loss) on investment transactions	(403,091,935)
Net increase (decrease) in net assets resulting from operations	$ (409,341,244)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002	Year Ended August 31, 2001
Operations: Net investment income (loss)	$ (6,249,309)	$ 16,102,773
Net realized gain (loss) on investment transactions	(524,772,621)	(445,794,731)
Net unrealized appreciation (depreciation) on investment transactions during the period	121,680,686	(860,342,573)
Net increase (decrease) in net assets resulting from operations	(409,341,244)	(1,290,034,531)
Distributions to shareholders from: Net investment income: Class AARP	(101,518)	(58,323)
Class S	(8,762,245)	(4,158,740)
Class A	(187,107)	-
Barrett International Shares	(6,224)	(35,446)
Class I	(104,336)	-
Net realized gains: Class AARP	-	(2,832,588)
Class S	-	(222,804,901)
Class A	-	(2,225,862)
Barrett International Shares	-	(1,054,123)
Fund share transactions: Proceeds from shares sold	966,451,004	5,014,096,882
Net assets acquired in tax-free reorganizations	-	419,211,593
Reinvestment of distributions	7,830,698	219,211,623
Cost of shares redeemed	(1,507,172,724)	(5,356,610,923)
Redemption fees	96,644	-
Net increase (decrease) in net assets from Fund share transactions	(532,794,378)	295,909,175
Increase (decrease) in net assets	(951,297,052)	(1,227,295,339)
Net assets at beginning of period	3,751,901,605	4,979,196,944
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of ($6,714,458) and $8,696,281, respectively)	$ 2,800,604,553	$ 3,751,901,605

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A(a)

Years ended August 31,	2002[b]	2001	2000	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 40.03	$ 57.54	$ 54.78	$ 53.33
Income (loss) from investment operations: Net investment income (loss)[d]	(.11)	.06	.06	(.02)
Net realized and unrealized gain (loss) on investment transactions	(4.53)	(14.89)	9.20	1.47
Total from investment operations	(4.64)	(14.83)	9.26	1.45
Less distributions from: Net investment income	(.02)	-	-	-
Net realized gains on investment transactions	-	(2.68)	(6.50)	-
Total distributions	(.02)	(2.68)	(6.50)	-
Redemption fees	-***	-	-	-
Net asset value, end of period	$ 35.37	$ 40.03	$ 57.54	$ 54.78
Total Return (%)[e]	(11.56)**	(26.63)	16.58	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	285	312.41		2.8
Ratio of expenses (%)	1.34*	1.33	1.47[f]	1.63*
Ratio of net investment income (loss) (%)	(.31)g**	.17	.09	(.09)**
Portfolio turnover rate (%)	95*	85	83	82*

a On December 29, 2000, Class R shares were redesignated as Class A.
b For the six months ended February 28, 2002.
c For the period from August 2, 1999 (commencement of sales of Class R Shares) to August 31, 1999.
d Based on average shares outstanding during the period.
e Total return does not reflect the effect of any sales charges.
f The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 was 1.47%.
g The ratio for the six months ended February 28, 2002 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than one half of $.01.

Class B

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 39.83	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.25)	(.11)
Net realized and unrealized gain (loss) on investment transactions	(4.50)	(10.20)
Total from investment operations	(4.75)	(10.31)
Redemption fees	-***	-
Net asset value, end of period	$ 35.08	$ 39.83
Total Return (%)[d]	(11.93)**	(20.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	92
Ratio of expenses (%)	2.14*	2.13*
Ratio of net investment income (loss) (%)	(.71)e**	(.35)*
Portfolio turnover rate (%)	95*	85

a For the six months ended February 28, 2002.
b For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of sales charge.
e The ratio for the six months ended February 28, 2002 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than one half of $.01.

Class C

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 39.82	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.25)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(4.50)	(10.20)
Total from investment operations	(4.75)	(10.32)
Redemption fees	-***	-
Net asset value, end of period	$ 35.07	$ 39.82
Total Return (%)[d]	(11.93)**	(20.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	32
Ratio of expenses (%)	2.11*	2.11*
Ratio of net investment income (loss) (%)	(.70)e**	(.33)*
Portfolio turnover rate (%)	95*	85

a For the six months ended February 28, 2002.
b For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of sales charge.
e The ratio for the six months ended February 28, 2002 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than one half of $.01.

Class I

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.13	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.23
Net realized and unrealized gain (loss) on investment transactions	(4.54)	(10.24)
Total from investment operations	(4.56)	(10.01)
Less distributions from: Net investment income	(.20)	-
Redemption fees	-***	-
Net asset value, end of period	$ 35.37	$ 40.13
Total Return (%)	(11.36)**	(19.96)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22
Ratio of expenses (%)	.84*	.84*
Ratio of net investment income (loss) (%)	(.06)d**	.86*
Portfolio turnover rate (%)	95*	85

a For the six months ended February 28, 2002.
b For the period from December 29, 2000 (commencement of sales of Class I shares) to August 31, 2001.
c Based on average shares outstanding during the period.
d The ratio for the six months ended February 28, 2002 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than one half of $.01

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class I shares are offered to a limited group of investors, are not subject to initial or deferred sales charges and have lower ongoing expenses than other classes. Barrett International Shares are offered to a limited group of investors and are not subject to initial or deferred sales charges. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares and Barrett International Shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through August 31, 2001, the Fund incurred approximately $626,984,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Effective November 12, 2001, a redemption fee policy went into effect for the Class S shares of the Fund. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,442,659,634 and $2,017,176,337, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% on the first $6,000,000,000 of average daily net assets, 0.625% on the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.675% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. On April 5, 2002, ZSI was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S, Barrett International Shares, Class A, Class B, Class C and Class I was equal to an annual rate of 0.375%, 0.375% and 0.375%, 0.40%, 0.45%, 0.425% and 0.15%, respectively, of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of Fund. Scudder Service Corporation also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the Class S, Class AARP and Barrett International Shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended February 28, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2002
Class AARP	$ 57,955	$ 7,584
Class S	5,001,824	655,689
Class A	561,098	82,575
Class B	176,234	27,014
Class C	59,769	9,385
Barrett International Shares	6,784	-
Class I	14,423	2,253
	$ 5,878,087	$ 784,500

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2002
Class B	$ 293,722	$ 45,004
Class C	105,475	16,561
	$ 399,197	$ 61,565

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 353,280	$ 64,428
Class B	98,799	14,798
Class C	35,573	7,436
	$ 487,652	$ 86,662

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2002 aggregated $12,324.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2002, the CDSC for Class B and C shares was $128,390 and $2,236, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Forward Foreign Currency Commitments

As of February 28, 2002, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (U.S. $)
JPY	17,778,209,268	USD	139,710,000	3/19/2002	6,559,248
JPY	17,876,593,050	USD	139,710,000	3/19/2002	5,822,398
					12,381,646

F. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Kemper International Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 6,657,013 Class A shares, 2,357,136 Class B shares, 826,420 Class C shares and 204,397 Class I shares of the Fund, respectively, for 31,278,676 Class A shares, 11,553,935 Class B shares, 4,036,568 Class C shares and 938,641 Class I shares of the Kemper International Fund, respectively, outstanding on June 15, 2001. Kemper International Fund's net assets at that date ($419,211,593), including $23,294,820 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,694,353,737. The combined net assets of the Fund immediately following the acquisition were $4,113,565,330.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	201,369	$ 7,160,287	499,250	$ 23,903,199
Class S	17,091,509	613,404,389	97,071,191	4,581,528,218
Class A	9,072,167	321,592,240	8,855,538*	372,964,930*
Class B	389,464	13,834,967	152,173**	6,244,393**
Class C	231,065	8,142,460	336,241**	13,649,251**
Barrett International Shares	8,702	327,892	3,119	179,672
Class I	55,085	1,988,769	373,937**	15,627,219**
		$ 966,451,004		$ 5,014,096,882
Shares issued in tax-free reorganizations
Class A	-	-	6,657,013	278,133,740
Class B	-	-	2,357,136	98,130,480
Class C	-	-	826,420	34,395,689
Class I	-	-	204,397	8,551,684
		$ -		$ 419,211,593
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,701	$ 95,830	56,608	$ 2,774,904
Class S	209,845	7,445,232	4,240,329	213,300,204
Class A	5,065	179,076	45,575*	2,225,862*
Barrett International Shares	175	6,224	18,524	910,653
Class I	2,954	104,336	-	-
		$ 7,830,698		$ 219,211,623
Shares redeemed
Class AARP	(285,158)	$ (10,285,977)	(879,281)	$ (42,065,882)
Class S	(31,426,934)	(1,138,861,142)	(104,439,377)	(4,923,142,587)
Class A	(8,819,089)	(318,127,931)	(8,482,016)*	(356,201,713)*
Class B	(602,859)	(21,451,172)	(203,089)**	(8,223,404)**
Class C	(263,157)	(9,385,614)	(346,501)**	(14,099,534)**
Barrett International Shares	(179,844)	(6,556,277)	(252,497)	(11,739,602)
Class I	(70,055)	(2,504,611)	(27,791)**	(1,138,201)**
		$ (1,507,172,724)		$ (5,356,610,923)
Redemptions fees
Class S	-	$ 96,644	-	$ -
Net increase (decrease)
Class AARP	(81,088)	$ (3,029,860)	(323,423)	$ (15,387,779)
Class S	(14,125,580)	(517,914,877)	(3,127,857)	(128,314,165)
Class A	258,143	3,643,385	7,076,110*	297,122,819*
Class B	(213,395)	(7,616,205)	2,306,220**	96,151,469**
Class C	(32,092)	(1,243,154)	816,160**	33,945,406**
Barrett International Shares	(170,967)	(6,222,161)	(230,854)	(10,649,277)
Class I	(12,016)	(411,506)	550,543**	23,040,702**
		$ (532,794,378)		$ 295,909,175

* On December 29, 2000, Class R Shares were redesignated as Class A.
** For the period from December 29, 2000 (commencement of sales of Class B, Class C and Class I shares) to August 31, 2001.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 12, 2002	PricewaterhouseCoopers LLP

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:

Zurich Scudder Investments, Attention: Correspondence - Chicago,

P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL 60606-5808

Printed on recycled paper. SIF-3

s

Performance Summary February 28, 2002

Average Annual Total Returns*
	6-Month	1-Year	Life of Class**
Scudder International Fund - Class I Shares	-11.36%	-22.22%	-25.50%
MSCI EAFE & Canada Index+	-8.00%	-18.63%	-21.80%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder International Fund - Class I Shares -- MSCI EAFE & Canada Index+

Dividend Review
During the six months, Scudder International Fund - Class I shares paid the following dividends:
Income Dividends	$ .20

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on December 29, 2000. Index comparisons begin December 31, 2000.
+ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder International Fund prospectus and the 2001 Annual Report for Scudder International Fund.

(SIF-2SUP)